Exhibit 10.18

June 30, 2006

John W. Henry & Company, Inc.
301 Yamato Road, Suite 2200
Boca Raton, Fl. 33431-4931

Attn: Mr. Ken Webster

Re: Management Agreement Renewals

Dear Mr. Webster:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the ‘‘Management Agreements’’). We are extending the term of the Management Agreements through June 30, 2007 and all other provisions of the Management Agreements will remain unchanged.

•	Shearson Mid-West Futures Fund

•	Shearson Lehman Select Advisors Futures Fund L.P.

•	Smith Barney Mid-West Futures Fund L.P. II

•	Smith Barney Westport Futures Fund L.P.

•	Hutton Investors Futures Fund, L.P. II (HIFF II)

•	AURORA 2001

•	AURORA III

•	Salomon Smith Barney Diversified 2000 Futures Fund L.P.

•	Citibank NA (Alera 100)

•	JWH Strategic Allocation Master Fund LLC

June 30, 2006

•	Citigroup Diversified Futures Fund

•	CMF Institutional Futures Portfolio LP

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel McAuliffe at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5043.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC

By:   /s/ Daniel R. McAuliffe, Jr.

Daniel R. McAuliffe, Jr.

Chief Financial Officer & Director

JOHN W. HENRY & COMPANY, INC.

By:   /s/ Ken Webster

Print Name:    Ken Webster

DRMcA/sr

Exhibit 10.18

June 30, 2006

Campbell & Company, Inc.
Court Tower Building
210 West Pennsylvania Avenue
Suite 770
Towson, MD 21204

Attn: Ms. Terry Becks

Re: Management Agreement Renewals

Dear Ms. Becks:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the ‘‘Management Agreements’’). We are extending the term of the Management Agreements through June 30, 2007 and all other provisions of the Management Agreements will remain unchanged.

•	Smith Barney Potomac Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P. II

•	Smith Barney Global Markets Futures Fund L.P.

•	Salomon Smith Barney Global Diversified Futures Fund L.P.

•	Salomon Smith Barney Diversified 2000 Futures Fund L.P.

•	CMF Campbell Master Fund L.P.

June 30, 2006

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel McAuliffe at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5043.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC

By:   /s/ Daniel R. McAuliffe, Jr.

Daniel R. McAuliffe, Jr.
        Chief Financial Officer & Director

CAMPBELL & COMPANY, INC.

By:   /s/ Theresa Becks

Print Name:   Theresa Becks

DRMcA/sr

Exhibit 10.18

June 30, 2006

Aspect Capital Management Ltd.
Nations House – 8th Floor
103 Wigmore Street
London W1U 1QS, U.K.

Attention: Mr. Anthony Todd

Re: Management Agreement Renewals

Dear Mr. Todd:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the ‘‘Management Agreements’’). We are extending the term of the Management Agreements through June 30, 2007 and all other provisions of the Management Agreements will remain unchanged.

•	Salomon Smith Barney Global Diversified Futures Fund L.P.

•	Salomon Smith Barney Diversified 2000 Futures Fund L.P.

•	Citigroup Diversified Futures Fund L.P.

•	Citibank NA (Alera 100)

•	CMF Aspect Master Fund L.P.

•	CMF Institutional Futures Portfolio LP

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel McAuliffe at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5043.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC

By:   /s/ Daniel R. McAuliffe, Jr.

Daniel R. McAuliffe, Jr.

Chief Financial Officer & Director

By:   /s/ Simon Rockall

Print Name:    Simon Rockall

DRMcA/sr

Exhibit 10.18

June 30, 2006

Graham Capital Management, L.P.
Rock Ledge Financial Center
40 Highland Avenue
Rowayton, CT 06853

Attention: Mr. Paul Sedlack

Re: Management Agreement Renewals

Dear Mr. Sedlack:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the ‘‘Management Agreements’’). We are extending the term of the Management Agreements through June 30, 2007 and all other provisions of the Management Agreements will remain unchanged.

•	Smith Barney Global Markets Futures Fund

•	Smith Barney Diversified Futures Fund L.P. II

•	Smith Barney Diversified Futures Fund L.P.

•	Salomon Smith Barney Diversified 2000 Futures Fund L.P.

•	AURORA 2001

•	AURORA III

•	Salomon Smith Barney Fairfield Futures Fund L.P.

•	Citigroup Diversified Futures Fund L.P.

•	Citigroup Fairfield Futures Fund L.P. II

•	Citibank NA (Alera 100)

•	Alera Portfolio SPC

•	CMF Graham Master Fund L.P.

June 30, 2006

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel McAuliffe at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5043.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC

By:   /s/ Daniel R. McAuliffe, Jr.

Daniel R. McAuliffe, Jr.
        Chief Financial Officer & Director

By:   /s/ Paul Sedlack

Print Name:    Paul Sedlack

DRMcA/sr